LEASE

DEFINITION OF LEASE TERMS

*See attached Lease Provisions pages 1-3 and Building Rules and Regulations page "Rules-1"

LANDLORD 10039 BISSONNET, LP

TENANT ATS SERVICES, INC. SUITE # 250

BUILDING 10039 BISSONNET (name) ADDRESS 10039 BISSONNET HOUSTON TX 77036

TERM THREE (3) years ZERO (0) months OR ____ (Tenant initials) month-to-month

COMMENCEMENT DATE MARCH 1ST, 2002

BASIC RENT (monthly) $ 1,110.00 SECURITY DEPOSIT $ 848.25

TENANT ADDRESS (not in building) ZACK W ELGAMAL 14951 HAVENRIDGE HOUSTON TX 77083-5661

PHONE # (713) 779-9800

FAX # (713) 779-9863

Drivers License # 12445938 State TX DL

Social Security # [illegible] 760429293

LANDLORD ADDRESS (FOR RENT PAYMENTS) 10039 BISSONNET, LP P O BOX 4737 HOUSTON, TEXAS 77210-4737

(FOR ALL OTHER PURPOSES) 2650 FOUNTAINVIEW, SUITE 400 HOUSTON, TEXAS 77057

SPECIAL PROVISIONS TENANT AGREES TO THE FOLLOWING RENT SCHEDULE:

- FROM 3-1-02 TO 2-28-04: $1110.00 PER MONTH
- FROM 3-1-04 TO 2-28-05: $1305.00 PER MONTH

ALL RATES SUBJECT TO "CPI" CLAUSE IN THIS LEASE

LANDLORD AT HIS OWN EXPENSE WILL PAINT AND CARPET THIS SUITE (250) BEFORE 60 DAYS TO BUILDING STANDARD.

- TENANT SHALL HAVE THE OPTION TO RENEW THIS LEASE FOR 2 ADDITIONAL YEARS AT $1439.00 PER MONTH.

Attested by

TENANT (signature)

ATS SERVICES INC., ZAK ELGAMAL

TENANT (print name)

Date 2/22/02

Attested by

LANDLORD 10039 BISSONNET, LP

By Boxer Property Management Corp. (signature)

A Texas Corporation

(Management Company for Landlord) Leasing Representative

Date 2-28-02

LEASE PROVISIONS

THIS LEASE ("Lease") is made by and between LANDLORD and TENANT. In consideration of the mutual covenants and agreements herein set forth and any other consideration, Landlord leases to Tenant and Tenant leases from Landlord the area generally outlined on the plan attached hereto as "Exhibit A" hereinafter referred to as the "Premises" which is part of the Building (hereinafter referred to as the "Building").

1 TERM. The Term of this Lease shall continue unless sooner terminated as provided hereinafter. In the event that Term is month to month, either party may terminate this Lease with a thirty (30) day written notice. Landlord reserves the right to increase monthly Rent for any month to month lease with a thirty (30) day written notice to Tenant. New Rent shall immediately become effective and due at the end of the thirty (30) day notice period.

2 BASIC RENT AND SECURITY DEPOSIT. Except as provided for in this Lease, Tenant will pay to Landlord without deduction or setoff, Basic Rent for each month of the entire Lease Term. The term "Rent" shall mean the amounts so payable plus all other amounts payable by Tenant under this Lease. One full monthly Basic Rent installment together with a Security Deposit shall be payable by Tenant upon execution of this Lease. Basic Rent for any fractional month at the beginning or end of the Term shall be prorated. The Security Deposit shall be held by Landlord without interest as security for Tenant's performance under this Lease and not as an advance payment of rent or a measure of Landlord's damages. Upon an Event of Default (defined below) or any damage to the Building or Premises caused by Tenant, its employees or invitees, Landlord may, without prejudice to any other remedy, use the Security Deposit to cure such Event of Default or repair any damage. Following any application of the Security Deposit, Tenant shall on demand restore the Security Deposit to its original amount. If Tenant is not in default hereunder, any remaining balance of the Security Deposit shall be returned to Tenant upon termination of this Lease. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the Security Deposit. Rent is due and must be received by Landlord by the first day of every month at address specified by Landlord.

3 LANDLORD'S OBLIGATIONS

(a) Landlord will furnish to Tenant at Landlord's expense:

(1) water at those points of supply provided for the general use of tenants of the Building;

(2) heated and refrigerated air conditioning in season, at such times as Landlord determines, and at such temperatures and in such amounts as reasonably considered necessary by Landlord; service on Sundays, Saturdays and holidays are optional on the part of the Landlord;

(3) janitorial services to the Premises on weekdays other than holidays and window washing as may in Landlord's judgment be reasonably required;

(4) passenger elevators for ingress to and egress from the Premises in common with other tenants;

(5) replacement of Building standard light fixtures; and

(6) electric lighting for public areas and special service areas of the Building to the extent deemed by the Landlord to be reasonable.

(b) Landlord shall furnish electrical current required for normal office use of the Premises. Tenant shall pay Landlord's cost for any such excess use of electricity within ten (10) days after being invoiced therefor. In the event that the price of electricity per kilowatt hour or "kwh" paid by the Landlord for the electricity supplied to the Premises increases by thirty percent (30%) or more from the Commencement Date of this Lease, Landlord may pass through the cost of any such increase above the thirty percent (30%) threshold to Tenant based on Tenant's pro-rata share of the total rentable square footage of the building. Tenant agrees to pay such charge immediately upon receipt of written notice of the charge from Landlord or its management company. Any such charges will be billed monthly and shall be determined using as the base rate the price per kwh charged for the time period covering the Commencement Date.

(c) Failure to furnish, stoppage or interruption of these services resulting from any cause shall not render Landlord liable in any respect for damages to either person, property or business, or be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from performance of its obligations. Should any equipment furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly. Landlord shall not be obligated to furnish these services if Tenant is in default under this Lease.

4 IMPROVEMENTS. Landlord shall at its expense install improvements described in Exhibit B as therein provided. All other improvements to the Premises shall be installed at Tenant's expense in accordance with plans and specifications and by contractors approved in writing by Landlord.

5 RELOCATION. Landlord may relocate Tenant to space the same size or larger, and the Basic Rent shall remain the same regardless of the size of the new space.

6 USE OF PREMISES. Tenant will use the Premises for office purposes only. Tenant shall not: permit more than five (5) persons per 1,000 square feet to occupy the premises at any time; use or occupy the Building for any purpose which is unlawful or dangerous; permit the maintenance of any nuisance; disturb the quiet enjoyment for all of the Building; emit offensive odors or conditions into other portions of the Building; sell, purchase, or give

[illegible] not purchase [illegible] about the Building or use any apparatus which might cause [illegible] noise or vibrations in the Building. Tenant [illegible] anything to be done [illegible] would increase any insurance rates on the Building or its contents, and if there is any increase, then Tenant [illegible] increase promptly [illegible] demand therefor by Landlord. However, any such payment shall not waive Tenant's duty to comply with this [illegible] not inscribe, paint, affix or display any signs, advertisements or notices on or in the Building except for such tenant identification [illegible] Landlord permits to be included or shown on the directory in the main lobby.

[illegible] TENANT'S OBLIGATIONS. Tenant will not damage the Building and will pay the cost of repairing any damage done to the Building by Tenant or [illegible] employees, or invitees. Tenant shall take good care of the Premises and keep them free of waste and [illegible] [illegible] all fixtures installed by Tenant in good condition and repair. If Tenant fails to make necessary repairs within fifteen (15) days after [illegible] Landlord may at its option make such repairs and Tenant shall, upon demand, pay Landlord the cost thereof. At the end of the Term [illegible] to Landlord the Premises with all improvements located thereon in good repair and condition, and all keys to the Premises in Tenant's [illegible] Tenant shall not make or allow to be made any alterations or physical additions in or to the Premises without prior written consent of Landlord. At [illegible] Term, Tenant shall [illegible] physical additions or improvements as directed by Landlord and restore the Premises substantially to the same condition as they existed on the date hereof. All of Tenant's fixtures and personal property not removed from the [illegible] end of the Term shall be presumed to have been abandoned by Tenant and shall become the property of the Landlord.

8 [illegible]NITY. Landlord shall not be liable for and Tenant will defend, indemnify and hold harmless Landlord from all fines, suits, claims, demands [illegible] including attorney's fees, for any injury to persons or damage to or loss of property on or about the Premises or in or about the Building [illegible] Tenant, its employees, invitees, licensees, or by any other person entering the Premises or the Building under express or implied invitation of [illegible] arising out of Tenant's use of Premises or Landlord's maintenance of the Premises. This provision is intended to waive any claims against [illegible] its agents for the consequences of their own negligence or fault.

[illegible] MORTGAGES. Tenant accepts this Lease subordinate to any deeds of trust, mortgages or other security interests which might now or hereafter [illegible] upon the Building or the Premises. Tenant shall immediately upon request execute such documents, including estoppel letters, as may be [illegible] the purposes of subordinating or verifying this Lease.

10 ASSIGNMENT, SUBLEASING. Tenant shall not assign this Lease by operation of law or otherwise (including without limitation by transfer of stock, [illegible] or dissolution), mortgage or pledge the same, or sublet the Premises or any part thereof without prior written consent of Landlord, which Landlord [illegible] grant or deny in its sole discretion. Landlord's consent to an assignment or subletting shall not release Tenant from any obligation hereunder, and [illegible] Landlord's consent shall be required for any subsequent assignment or subletting. If Tenant desires to assign or sublet the Premises, it shall so notify Landlord at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, and shall provide Landlord with a copy of [illegible] proposed assignment or sublease and such information with respect thereto as Landlord requests to allow Landlord to make informed judgments [illegible] to the financial condition, reputation, operations, and general desirability of the proposed transferee. After such information has been received [illegible] Landlord shall have the option to:

(a) Cancel the Lease as to the Premises or portion thereof proposed to be assigned or sublet; or

(b) Consent to the proposed assignment or sublease, and if the Rent and other consideration payable in respect thereof exceeds the Rent payable hereunder, Tenant shall pay to Landlord such excess within ten (10) days following receipt thereof by Tenant; or

(c) Withhold its consent to the proposed assignment or sublease, which option shall always be deemed to be elected unless Landlord gives Tenant written notice otherwise.

11 EMINENT DOMAIN. If the Premises shall be taken or condemned in whole or in part for public purposes or sold under threat of condemnation, this Lease shall terminate at the option of Landlord. Landlord shall be entitled to receive the entire award of any condemnation or the proceeds of any sale in lieu thereof.

12 ACCESS. Landlord and its agents may at any time enter the Premises to inspect the same, to supply janitorial service or other, to show the Premises to prospective lenders, purchasers or tenants, to alter, improve, or repair the Premises or the Building, and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by Landlord's entry into the Premises in accordance with this Section 12. Landlord shall at all times have a key to the Premises. Landlord may use any means which it deems proper to open any door in an emergency without liability therefor.

13 CASUALTY. If the Building should be totally destroyed by casualty or if the Premises or the Building be so damaged that Landlord determines that [illegible] cannot be completed within one hundred twenty (120) days after the date of such damage, Landlord may terminate this Lease. Landlord shall not [illegible] required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Tenant [illegible] Premises. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Premises shall be for the sole benefit of the party carrying such insurance.

14 WAIVER OF SUBROGATION. Tenant waives every claim that arises or may arise in its favor against the Landlord or any other tenant of the Building during the Term for any injury to or death of any person or any loss of or damage to any of Tenant's property located within or upon or constituting a part of the Premises, to the extent such injury, death, loss or damage is covered by any insurance policies, whether or not such loss or damage is recoverable thereunder. This waiver shall be in addition to, and not in limitation of, any other waiver or release contained in this Lease. Tenant shall give to each insurance company which has issued to it any insurance policy covering the Premises or Tenant's operations written notice of this waiver and have its insurance policies endorsed, if necessary, to prevent their invalidation by reason of this waiver.

15 HOLDING OVER. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent, payable in full in advance each month, equal to the greater of: (a) twice the Basic Rent payable during the last month of the Term, or (b) the prevailing rental rate in the Building for similar space.

16 TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property or fixtures placed by Tenant in the Premises. If any such taxes are assessed against Landlord or Landlord's property, Landlord may pay the same, and Tenant shall upon demand reimburse Landlord therefor. Any claim arising against Tenant by Landlord under this provision shall be assessed interest at fifteen percent (15%) per year until the claim has been satisfied.

17 LANDLORD'S LIEN. In addition to the statutory Landlord's lien, Tenant grants to Landlord a security interest to secure payment of all Rent and performance of all of Tenant's other obligations hereunder, in all equipment, furniture, fixtures, improvements and other personal property located in or on the Premises, and all proceeds therefrom. Such property shall not be removed from the Premises without Landlord's written consent until all Rent due and all Tenant's other obligations have been performed. In addition to any other remedies, upon an Event of Default, Landlord may exercise the rights afforded a secured party under the Uniform Commercial Code for the state in which the Building is located - Secured Transactions. Tenant grants to Landlord a power of attorney to execute and file financing statements and continuation statements necessary to perfect Landlord's security interest, which power is coupled with an interest and shall be irrevocable during the Term. Any property left in the Premises at the time of a default or termination of the Lease for whatever reason shall be deemed abandoned, and after thirty (30) days from default or termination, the Landlord and its representative may dispose of it by any means they deem appropriate without notice to Tenant.

18 MECHANIC'S LIENS. Tenant shall not permit any mechanic's or other liens to be filed against the Premises or the Building for any work performed, materials furnished or obligation incurred by or at the request of Tenant. Tenant shall, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, failing which Landlord may cause the same to be released, and Tenant shall immediately reimburse Landlord for all costs incurred in connection therewith. The Tenant's obligations under this section shall survive any termination of or default under the Lease.

19 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default ("Event of Default") hereunder:

(a) Any failure by Tenant to pay the Rent when due. Landlord shall not be required to provide Tenant with notice of failure to pay Rent.

(b) Any failure by Tenant to observe and perform any provision of this Lease, other than the payment of Rent, that continues for five (5) days after notice to Tenant; however, an Event of Default shall occur hereunder without any obligation on Landlord to give any notice if Landlord has given Tenant notice under this Section 19 (b) on at least one occasion during the twelve (12) month interval preceding such failure by Tenant.

(c) Tenant or any guarantor of Tenant's obligations hereunder: (1) being unable to meet its obligations as they become due, or being declared insolvent according to any law; (2) having its property assigned for the benefit of its creditors; (3) having a receiver or trustee appointed for itself or its property; (4) having its interest under this Lease levied on under legal process; (5) having any petition filed or other action taken to reorganize or modify its debts or obligations; or (6) having any petition filed or other action taken to reorganize or modify its capital structure if either Tenant or such guarantor is a corporation or other entity.

(d) The abandonment of the Premises by Tenant (which shall be conclusively presumed if Tenant is absent from the Premises for ten (10) consecutive days and is late on any payment due Landlord).

20 REMEDIES. Upon the occurrence of any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder [illegible] law or equity, have any of the following actions:

[illegible] terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant [illegible] to surrender the Premises to Landlord, Landlord may, without prejudice to any other remedy, enter upon and take possession of the Premises or any part thereof by changing the door locks to the Premises or by any other means necessary in Landlord's sole judgment without being liable for prosecution or any claim for damages. If this Lease is terminated hereunder, Tenant shall pay to Landlord the sum of: (1) all Rent accrued hereunder through the date of termination; (2) all amounts due under Section 31; and (3) an amount equal to: (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the interest rate on one year Treasury bills as published on the nearest the date this lease is terminated by the Wall Street Journal, Southwest Edition, minus (B) the then present fair rental value of the Premises for such period, similarly discounted.

[illegible]

Tenant Initials

(b) Terminate Tenant's right to possession of the Premises without terminating this Lease by giving Tenant written notice thereof in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises to Landlord Landlord may without prejudice to any other remedy enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof by changing the door locks to the Premises or by any other means necessary in Landlord's sole judgment without being liable for prosecution or any claim for damages. If Tenant's right to possession of the Premises is terminated hereunder Tenant shall pay to Landlord (1) all Rent to the date of termination of possession (2) all amounts due from time to time under Section 21 and (3) all Rent required hereunder to be paid by Tenant during the remainder of the Term diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different from the Term rental concessions and alterations to and improvement of the Premises) however Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for nor shall Tenant's obligations hereunder be diminished because of Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term rather Landlord may from time to time bring action against Tenant to collect amounts due by Tenant without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 20 (b). If Landlord elects to proceed under this Section 20 (b) it may at any time elect to terminate this Lease under Section 20 (a).

(c) Change the door locks to the Premises and deny Tenant access to the Premises until such Event of Default is cured.

(d) Enter upon the Premises without being liable for prosecution or any claim for damages and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease. Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

(e) Tenant expressly waives notice as to the disposal of any property in the Premises as of default lockout or termination which has not claimed or redeemed within thirty (30) days.

21 **PAYMENT BY TENANT** Upon any Event of Default Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys fees) in (a) obtaining possession of the Premises (b) removing and storing Tenant's or any other occupant's property (c) repairing restoring altering remodeling or otherwise putting the Premises into condition acceptable to a new tenant (d) if Tenant is dispossessed of the Premises and this Lease is not terminated reletting all or any part of the Premises (including brokerage commissions costs of tenant finish work and all other costs incidental to such reletting) (e) performing Tenant's obligations which Tenant failed to perform and (f) enforcing or advising Landlord of its rights remedies and recourses arising out of the Event of Default.

22 **LANDLORD'S LIABILITY** The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct but not consequential damages therefor and shall be recoverable from the interest of Landlord in the Building and Landlord shall not be personally liable for any deficiency. Landlord's reservation of rights under this Lease such as to enter upon or maintain the Premises shall not be deemed to create any duty on the part of Landlord to exercise any such right. Landlord expressly advises Tenant that Landlord's intention is that Tenant shall have full responsibility for and shall assume all risk to persons and property while in on or about the Premises.

23 **SURRENDER OF PREMISES** No act of Landlord or its agents during the Term shall be deemed as acceptance of surrender of the Premises. No agreement to accept surrender of the Premises shall be valid unless the same is in writing and signed by the Landlord.

24 **ATTORNEYS FEES** If Landlord employs an attorney to interpret enforce or defend any of its rights or remedies hereunder Tenant shall pay Landlord's reasonable attorney's fees incurred in such dispute.

25 **FORCE MAJEURE** Whenever a period of time is prescribed for action to be taken by Landlord Landlord shall not be liable or responsible for and there shall be excluded from the computation for any such period of time any delays due to strikes riots acts of God shortages of labor or materials war governmental laws regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of the Landlord.

26 **GOVERNMENTAL REGULATIONS** Tenant will comply with all laws ordinances orders rules and regulations of all governmental agencies having jurisdiction of the Premises with reference to the use construction condition or occupancy of the Premises.

27 **APPLICABLE LAW** This Lease shall be governed by and construed pursuant to the laws of the state in which the Building is located.

28 **SUCCESSORS AND ASSIGNS** Except as otherwise provided in this Lease all of the covenants conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs successors and assigns.

29 **SEVERABILITY** If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

30 **NAME** Tenant shall not without the written consent of Landlord use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises and in no event shall Tenant acquire any rights in or to such names.

31 **NOTICES** Any notice or document required to be delivered hereunder shall be deemed to be delivered whether or not actually received when deposited in the United States mail postage prepaid certified or registered mail addressed to the parties hereto at their respective addresses set forth above or when sent by facsimile transmission to the respective numbers set forth above or delivered to Tenant's place of business in the Building and when sent or delivered by Landlord or his representative including its Management company for the Building.

32 **DEFINED TERMS AND MARGINAL HEADINGS** The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant the obligations of such persons are joint and several. The headings and titles to the sections of this Lease are not part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. Captions contained herein are for the convenience of reference only and in no way limit or enlarge the [illegible] of this Lease.

33 **AUTHORITY** If Tenant executes this Lease as a corporation or other entity each of the persons executing this Lease on behalf of Tenant personally covenants and warrants that Tenant is duly authorized and validly existing that Tenant is qualified to do business in the state in which the Building is located that Tenant has full right and authority to enter into this Lease and that each person signing on behalf of Tenant is authorized to do so.

34 **LIQUIDATED DAMAGES** If the Premises is not ready for occupancy by the commencement date of this Lease unless delayed by Tenant for any reason the Basic Rent under this Lease shall not commence until the Premises are ready for occupancy by Tenant. Such allowance for Basic Rent shall be in full settlement for any claim which Tenant might otherwise have by reason of the Premises not being ready for occupancy.

35 **INTEGRATED AGREEMENT** This Lease contains the entire agreement of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreement understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

36 **LATE FEE** If Rent is not received by Landlord on or before the fifth (5th) day of any month Tenant shall pay Landlord a late fee equal to fifteen percent (15%) of the amount of Rent due which shall be paid by Tenant to Landlord immediately upon written notice from Landlord. Failure by Tenant to make immediate payment of the delinquent Rent plus the late fee shall constitute an Event of Default. This provision expressly does not relieve the Tenant's obligation to pay Rent on the first of each month and is not a waiver by the Landlord to require payment on the first day of each month.

37 **INTEREST ON SUMS EXPENDED BY LANDLORD** All sums paid and all expenses incurred by Landlord in performing Tenant's duties hereunder or during Events of Default shall accrue interest at the rate of fifteen percent (15%) per annum from the date of payment of such amount by Landlord. In no event however shall the charges permitted under this Section 37 or elsewhere in this Lease to the extent the same are considered to be interest under applicable law exceed the maximum lawful rate of interest.

38 **INSURANCE** Tenant will indemnify and hold harmless Landlord from and against any loss theft damage or liability occasioned by or resulting from any Event of Default or any willful or negligent act on the part of Tenant its agents employees or invitees or persons permitted on the Premises by Tenant or by Landlord in accordance with Section 12. Tenant agrees to maintain at Tenant's sole cost and expense insurance policies covering Tenant's aforesaid indemnity with respect to Tenant's use and occupancy of the Premises as well as coverage for theft and damage. Such policies shall be issued in the name of Tenant and Landlord as their interest may appear or shall contain an additional insured endorsement in favor of Landlord and with limits of liability of at least ONE MILLION DOLLARS ($1 000 000 00) per occurrence for bodily injury and TWO HUNDRED THOUSAND DOLLARS ($200 000 00) per occurrence for property damage. Duplicate originals of such policies and endorsements shall be delivered to Landlord within thirty (30) days from the execution date hereof.

39 **RENTAL ADJUSTMENT** In the event that lease Term exceeds one (1) year one (1) year after the commencement of this Lease and each one (1) year anniversary thereafter the Basic Rent hereunder shall be increased in accordance with the cost of living changes in the "Consumer Price Index" for all Urban Consumers- U S City Average as published by the Bureau of Labor Statistics United States Department of Labor ("BLS Consumer Price Index"). The BLS Consumer Price Index figure for month and year in which this Lease commences is the "base" figure in the computation of adjustment of Basic Rent. At the beginning of each one (1) year period as provided in this paragraph the BLS Consumer Price Index for the current month thereto shall be determined and the rent commencing with the start of each such one (1) year period shall be adjusted by increasing the Basic Rent proportionately as the said BLS Consumer Price Index for the month has increased as compared with the base BLS Consumer Price Index provided above. If the BLS Consumer Price Index decreases Basic Rent shall not decrease. "CPI" CAP AT 5% ACCUMULATIVE

40 **RULES** Tenant shall abide by attached Building Rules and Regulations which may be reasonably changed or amended at any time by Landlord to promote a safe orderly and professional Building environment.

41 **PARKING** Tenant and all Tenant's employees shall park their vehicles in those areas designated by Landlord and shall comply with all municipal subdivisional or other restrictive covenants imposed on Landlord by any restrictive authorities. Vehicles shall be towed at owner's expense for any of the following violations (a) parking in any area other than as specifically designated by Landlord or (b) failure of such vehicle to have a parking permit if issued by Landlord properly affixed thereto or (c) parking across stripes marking the parking spaces. Landlord at its sole discretion may designate the specific space or area in which vehicles shall be parked and may change the same from time to time. Landlord may make modify or enforce rules and regulations relating to the parking of vehicles and Tenant hereby agrees to obey such rules and regulations. Tenant shall only use a prorata share of parking spaces as designated by Landlord. In the event the Building does not possess parking Landlord shall not be responsible for providing parking for Tenant.

Tenant Initials

BUILDING RULES AND REGULATIONS

1 No sign picture advertisement name or notice shall be inscribed displayed or affixed on or to any part of the inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such item at the expense of Tenant. All approved signs or lettering on doors and the building directory shall be printed painted affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything near the glass of any window door partition or wall which may appear unsightly from outside the Premises provided however that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without written consent of Landlord cover or otherwise sunscreen any window

2 Landlord shall approve in writing prior to installation any attachment of any object affixed to walls ceilings or doors other than pictures and similar items

3 The directory of the Building will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom

4 The sidewalks halls passages exits entrances elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress to and egress from the Premises. The halls passages exits entrances elevators stairways balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety character reputation and interests of the Building and its tenants provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building. Tenant shall not prop open the entry doors to Building or Premises

5 No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises or the Building by Tenant nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Landlord. Tenant must upon the termination of its tenancy return to Landlord all keys to the Premises. If Tenant fails to return any such key Tenant shall pay to Landlord the cost of changing the locks to the Premises if Landlord deems it necessary to change such locks

6 The toilet rooms urinals wash bowls and other apparatus in the Premises or Building shall not be used for any purpose other than that of which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage stoppage or damage resulting from the violation of this rule shall be borne by Tenant

7 Tenant shall not overload the floor of the Premises mark on or drive nails screw or drill into the partitions woodwork or plaster or in any way deface the Premises or any part thereof. No boring cutting or stringing of wires shall be permitted except with the prior written consent of and as the Landlord may direct

8 No furniture freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building and any damage caused by moving or maintaining such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space or in the public halls of the Building either by any tenant or others any hand trucks except those equipped with rubber tires and side guards

9 Tenant shall not employ any person or persons for the purpose of cleaning the Premises without the consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of property from the Premises or other damage caused by Landlord's janitorial service or any other person. Janitorial service will not include the cleaning of carpets and rugs other than vacuuming. If the Premises requires more than building standard janitorial service such excess service shall be at Tenant's cost

10 No Tenant shall place anything in the hallways of the Building. No trash shall be placed in the common area

11 Tenant shall only be permitted use as general office space. No tenant shall occupy or permit any portion of the Premises to be occupied for lodging or sleeping or for any illegal purposes or permit any pet within the Premises or Building

12 Tenant shall not use or keep in the Premises or the Building any combustible fluid or material and shall not permit any open flame including candles incense etc

13 Landlord will direct electricians as to where and how telephone wiring shall be located. No boring or cutting for wires will be allowed without the written consent of Landlord. The location of telephones call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord

14 No Tenant shall lay linoleum or other similar floor covering so that same shall be affixed to the floor of the Premises in any way except by a paste or other material which may easily be removed with water the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor as well as the method of affixing carpets or rugs to the Premises shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by the tenant by whom or by whose agents employees or invitees the damage shall have been caused

15 Tenant shall provide and use chair pads and carpet protectors at all desk and furniture locations

16 No furniture packages supplies equipment or merchandise will be received in the Building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord

17 On Saturdays Sundays and legal holidays and on any other days between the hours of 6 00 p m and 6 30 a m Landlord reserves the right to keep all doors to the Building locked and access to the Building or to the halls corridors elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is an employee of the Building or is properly identified as a tenant of the Building. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion mob riot public excitement or other commotion the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors for the safety of the tenants and protection of property in the Building

18 Access to the Building and parking may be controlled by the use of electronic card key or by other method deemed necessary by Landlord. Tenant shall be issued card keys or other ingress/egress devices and a deposit for each card or device shall be paid upon issuance of the cards. In the event that Tenant shall damage or lose the card key(s) or device(s) then Tenant's deposit for such card or device will be forfeited and Tenant will be required to pay another equal deposit

19 If Landlord or any other tenant complains about smoke fumes or odors caused by smoking in a tenant's Premises smoking shall be prohibited in such Premises from and after the date of such complaint. Smoking is prohibited in the common areas of the Building at all times

20 Landlord reserves the right to require payment in advance for certain services not required of Landlord under this Lease. Such charges include but are not limited to processing bounced checks changing locks reviewing and signing lien waivers lease assignments providing after hours HVAC rates etc and are subject to change at anytime without notice

Exhibit "A"
10039 Bissonnet
2nd Floor


232
234
228
201
236
226
200
224
202
204
272
250
220
Mechanical
218
210
216
212
214

Tenant Initials ____

Exhibit "B"

10039 Bissonnet

Suite 250



Tenant Initials ____________

ATS Services, Inc.
P.O. BOX 720417 Houston, Texas 77272-0417
Tel: 281-983-3444
Fax: 281-983-3445

SUB-LEASE PRIMIUM FEE AGREEMENT

January 5, 2001

This Agreement is between ATS Services, Inc. herein referred to as ATS and American Surgical Assistants, LLP, and its assignees, herein referred to as ASA. It takes effect on January 5, 2001.

ASA agrees to sub-lease the office space known as Suite # 250, in the building at 10039 Bissonnet Street, Houston, Harris County. Texas. The fee for this sub-lease is structured as follows:

For the Calendar Year 2001 a total fee of $18,000.00 (Eighteen Thousand Dollars and no cents).

For the Calendar Year 2002 a total fee of $24,000.00 (Twenty Four Thousand Dollars and no cents).

For the Calendar Year 2003 a total fee of $30,000.00 (Thirty Thousand Dollars and no cents).

For the Calendar Year 2004 a total fee of $36,000.00 (Thirty Six Thousand Dollars and no cents).

For the Calendar Year 2005 a total fee of $42,000.00 (Forty Two Thousand Dollars and no cents).

For the three Calendar years following 2005 the fee shall be $48,000.00 (Forty Eight Thousand Dollars and no cents) per calendar year not to exceed 2008.

ASA shall directly pay to the Land Lord the monthly payment according to the original lease between ATS and the Land Lord, the fee owed to ATS from ASA and is to be settled at the end of each calendar year.

The laws of the state of Texas govern this Agreement. This Agreement is valid in its entirety and shall not be renewed or modified in any of its parts without the written consent of both parties.

For ASA:

Jaime Olmo Jr.

For ATS:

Zak Elgamal

1/5/01

C

SIXTH (6th) AMENDMENT TO THE LEASE BETWEEN ATS SERVICES, INC. AND 10039 BISSONNET, L.P.

Landlord and Tenant agree to replace Exhibits "I" and "J" with Exhibits "K" and "L" in regards to lease space commonly known as "suite 250" at the 10039 Bissonnet office building. Tenant's new space is commonly known as "suite 250" at the 10039 Bissonnet office building. Tenant's Rent shall increase by $91.00 per month, and the security deposit shall increase by $0.00. Landlord and Tenant agree to continue to lease the space commonly known as "suite 250" at the 10039 Bissonnet office building for an additional two (2) years and seven (7) months under the following terms and conditions:

From February 1, 2006 to December 31, 2006:	**$5,427.00 per month.**
From January 1, 2007 to December 31, 2007:	**$5,610.00 per month.**
From January 1, 2008 to December 31, 2008:	**$5,797.00 per month.**

Tenant currently has $848.25 on file as a security deposit. ~~Tenant shall increase this deposit to $__________ by paying Landlord $__________ on or before __________ 20___.~~

These rates **are subject to the "CPI" month in the original Lease. Landlord and Tenant agree to the following terms and** conditions:

If Tenant fails to pay Rent on or before the fifth (5th) day of any month, Tenant shall pay Landlord a late fee equal to fifteen percent (15%) of the amount of Rent due, which shall be paid by Tenant to Landlord immediately upon written notice from Landlord. Failure by Tenant to make immediate payment of the delinquent Rent plus late fee shall constitute an Event of Default. This provision, expressly, does not relieve the Tenant's obligation to pay Rent on the first of each month and is not a waiver by the Landlord to require payment on the first day of each month.

In the event that the price of electricity per kilowatt hour, or "kwh", paid by the Landlord for the electricity supplied to the Premises increases by thirty percent (30%) or more from the original commencement date executed by Tenant, Landlord may pass through the cost of any such increase above the thirty percent (30%) threshold to Tenant, based on Tenant's pro-rata share of the total rentable square footage of the building. Tenant agrees to pay such charge immediately upon receipt of written notice of the charge from Landlord or its management company. Any such charges will be billed monthly, and shall be determined using as the base rate the price per kwh charged for the time period covering the date of this Amendment.

In order to receive a refund of its security deposit, if any, Tenant agrees to provide a forwarding address to Landlord, in writing, on or before the termination date of the Lease. Tenant agrees that it waives any rights and remedies with regard to the security deposit if it fails to provide such forwarding address to Landlord, in writing, on or before the termination date of the Lease, including waiver of the right to receive a refund and to receive a description of damages and charges. Landlord shall have sixty (60) days from the date Tenant surrenders the premises and Landlord's receipt of Tenant's forwarding address, to refund the security deposit and/or provide a written description of damages and charges.

Landlord reserves the right to charge Tenant, and require payment in advance, for services and/or expenses not required of Landlord under this Lease, or incurred in relation to the Lease. Such charges include, but are not limited to, processing "bounced" checks, changing locks, reviewing and signing lien waivers, lease assignments, sublet documents, providing after hours HVAC rates, etc. A list of charges can be obtained from the Landlord's representative. The charges are based on the cost to the Landlord or its management company to provide the service which is charged for, and are subject to change at anytime without notice.

Landlord's address for Rent payments: 10039 Bissonnet L.P.
P.O. Box 4737
Houston, Texas 77210-4737

Landlord's address for all purposes other than rent payments: 2650 Fountainview #400
Houston, Texas 77057

All other provisions of the Lease shall remain the same.

Attested by:

[signature]

TENANT (signature)

[illegible]

TENANT (print name and title)

Attested by:

LANDLORD: 10039 BISSONNET, L.P.

BY: Boxer Property Management Corp.
A Texas Corporation
Management Company for Landlord

C

IMPROVEMENT AGREEMENT

ATS SERVICES, INC. (Tenant) does hereby agree to pay Landlord the sum of
(Tenant's name as stated on current Lease)

$0.00 for the following improvements to the Premise ("Suite 250") at the 10039 Bissonnet office building. ~~These improvements shall be at Tenant's sole cost and expense.~~ ~~This amount is due on or before~~ ______. In the event that these improvements delay the occupancy of the Premises by Tenant, Tenant shall not be released from its Rent obligations, which will begin on the original commencement date.

1. Demolition/ Construction of walls as shown in Construction Drawing
2. Installation of three doors
3. Painting of agreed upon new offices with paint provided by Tenant (5 circled rooms)
4. Carpet, if not changed, needs to be in repair & presentable

Additional Notes:

Refer to Construction Drawing for Reference

[signature]
TENANT (signature and title)

12/8/05
Date

ATS SERVICES, INC.
TENANT (print name)

EXHIBIT "I"

10039 Bissonnet
Second Floor
Suite 250



Tenant Initials ____

EXHIBIT "J"

10039 Bissonnet
Second Floor
Suite 250



Tenant Initials

EXHIBIT "K"

10039 Bissonnet
Second Floor
Suite 250



Tenant Initials

EXHIBIT "L"

10039 Bissonnet
Second Floor
Suite 250



Tenant Initials [signature]